General information	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General information	General information
Background
Seadrill Partners LLC (the "Company", "we" or "our") is incorporated in the Republic of the Marshall Islands. We provide offshore drilling services to the oil and gas industry. As at December 31, 2020 we owned and operated 11 offshore drilling units. Our fleet consists of drillships, semi-submersible rigs and tender rigs for operations in shallow and deepwater areas, as well as benign and harsh environments.
As of October 24, 2012 we were listed on the New York Stock Exchange ("NYSE"). On December 11, 2019, the NYSE filed a Form 25 with the SEC in connection with the delisting and deregistration of our common units. Delisting of our common units from the NYSE became effective 10 days after the filing date of the Form 25. The Form 25 was filed as part of delisting procedures resulting from the company's low market capitalization, as we previously announced on September 6, 2019. Our common units currently trade on the over-the-counter market ("OTC") under the ticker symbol "SDLPQ".
Chapter 11 proceeding and going concern
Since the mid-2010s, the industry has experienced a sustained decline in oil prices which has culminated in an industry-wide supply and demand imbalance. During this period, market dayrates for drilling rigs have been lower than was anticipated when the debt associated with acquiring our rigs was incurred. This challenging business climate was further destabilized by challenges that have arisen due to the COVID-19 pandemic. The actions taken by governmental authorities around the world to mitigate the spread of COVID-19 have had a significant negative effect on oil consumption. This has led to a further decrease in the demand for our services and has had an adverse impact on our business and financial condition.
On December 1, 2020 Seadrill Partners LLC and certain of its direct and indirect consolidated subsidiaries (the “Debtors”) filed voluntary petition for reorganization under Chapter 11 triggering a stay on enforcement of remedies with respect to our debt obligations. As at December 31, 2020 we had total debt outstanding of $2,727.1 million under our credit facilities, all of which matures in the first quarter of 2021. As part of the Chapter 11 proceedings, the Debtors were granted “first-day” relief which enables us to continue operations without interruption. On February 12, 2021, the Debtors and certain of their prepetition lenders executed a plan support agreement, which contemplates a series of restructuring transactions that will equitize approximately $2.7 billion in secured term loan obligations and select go-forward, value maximizing services providers.
As of December 31, 2020, we had cash and cash equivalents of $378.4 million of which $362 million was unrestricted and we have implemented, and will continue to implement, various measures to preserve liquidity. These include primarily deferrals of capital expenditures and cold stacking the drilling units, as well as an increased focus on operating efficiency and reductions in corporate and overhead expenditures. Whilst we believe this should provide sufficient liquidity for the 12 month period from the issuance of these financial statements to allow us to complete a comprehensive restructuring, the process is difficult to predict and subject to factors outside of our control. We are subject to numerous risks associated with the bankruptcy proceedings and there can be no assurance that we will agree a plan of reorganization that is acceptable to our creditors, nor that the Bankruptcy Court would confirm such a plan once agreed.
These conditions and events raise substantial doubt as to our ability to continue as a going concern for the twelve months after the date our financial statements are issued. Financial information in this report has been prepared on a going concern basis of accounting, which presumes that we will be able to realize our assets and discharge our liabilities in the normal course of business as they come due. Financial information in this report does not reflect the adjustments to the carrying values of assets, liabilities and the reported expenses and balance sheet classifications that would be necessary if we were unable to realize our assets and settle our liabilities as a going concern in the normal course of operations. Such adjustments could be material.
Basis of presentation
The Consolidated Financial Statements are presented in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP). The amounts are presented in United States Dollars ("U.S. Dollars" or "US$") rounded to the nearest million, unless otherwise stated.
Basis of consolidation
The financial statements include the results and financial position of all companies in which we directly or indirectly hold more than 50% of the voting control. We eliminate all intercompany balances and transactions.
We control Seadrill Operating LP and its majority owned subsidiaries as well as Seadrill Capricorn Holdings LLC and its majority owned subsidiaries. We separately present within equity on our Consolidated Balance Sheets the ownership interests attributable to parties with non-controlling interests in our Consolidated subsidiaries, and we separately present net income attributable to such parties in our Consolidated Statements of Operations.
Bankruptcy accounting
Seadrill Partners LLC and certain of its direct and indirect consolidated subsidiaries (the “Debtors”) filed voluntary petitions on December 1, 2020 (the "Petition Date") to commence prearranged reorganization proceedings under Chapter 11 of Title 11 of the United States Bankruptcy Code (“Bankruptcy Code”) in the Southern District of Texas (the “Bankruptcy Court”) case number 20-35740. During the pendency of the
Chapter 11 proceedings, the Debtors will operate its business as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provision of the Bankruptcy Code. For further information refer to Note 4 - "Chapter 11 Proceedings".Since the Petition Date, we prepared our Consolidated Financial Statements under Accounting Standards Codification 852, Reorganizations ("ASC 852"). ASC 852 requires that the financial statements, for periods subsequent to filing bankruptcy petitions, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain expenses, gains and losses that are realized or incurred in the bankruptcy proceedings are recorded in “Reorganization items, net" on the Company’s Consolidated Statements of Operations. In addition, ASC 852 provides for changes in the accounting and presentation of significant items on the Consolidated Balance Sheets, particularly liabilities. Pre-petition obligations that may have been impacted by Chapter 11 reorganization process were classified on the Consolidated Balance Sheets within "Liabilities subject to compromise".